EXHIBIT 10.1

                          IR BIOSCIENCES HOLDINGS, INC.

                             SUBSCRIPTION AGREEMENT

The undersigned (hereinafter "SUBSCRIBER") hereby confirms his/her/its subscription for the purchase of units ("UNITS") of IR BioSciences Holdings, Inc., a Delaware corporation (the "COMPANY"), on the terms described below, with each Unit consisting of:

         (a) a number of shares (the "SHARES") of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), determined by dividing: (i) the Unit Price (as defined below) by (ii) a price equal to 90% of the 5-day average of the closing bid price of the shares of Common Stock on the OTC Bulletin Board (the "COMMON STOCK PURCHASE PRICE") prior to the initial closing of the Placement (the "INITIAL CLOSING") or any subsequent closing of the Placement as contemplated hereby (each, a "SUBSEQUENT CLOSING" and together with the Initial Closing, each, a "CLOSING" and collectively, the "CLOSINGS"), with a floor on the Common Stock Purchase Price equal to Ten Cents ($0.10) and a ceiling on the Common Stock Purchase Price equal to Fifteen Cents ($0.15), as adjusted to reflect forward and reverse stock splits. If one or more Subsequent Closings occurs, the Common Stock Purchase Price, for purposes of such Subsequent Closing, shall be no greater than the lesser of: (i) lowest Common Stock Purchase Price determined at any prior Closing or (ii) the Common Stock Purchase Price determined for such Subsequent Closing; and

         (b) a warrant (collectively, the "WARRANTS") to purchase, at any time prior to the fifth (5th) anniversary following the date of issuance of the Warrant, a number of shares of Common Stock equal to fifty percent (50%) of the number of Shares included within the Unit, at a price equal to fifty cents ($0.50) per share of Common Stock (the "WARRANT EXERCISE PRICE"). The shares of Common Stock underlying each Warrant are referred to herein as the "WARRANT SHARES."

         Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Company's Confidential Private Placement Memorandum, dated September 3, 2004 (as amended or supplemented, and together with all documents and filings attached thereto, the "MEMORANDUM"). The Units, the Shares, the Warrants and the Warrant Shares are sometimes referred to collectively herein as the "SECURITIES."

         In connection with this subscription, Subscriber and the Company agree as follows:

1. PURCHASE AND SALE OF THE UNITS.

         (a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of Units at a price equal to $10,000 per Unit (the "UNIT PRICE") and for the aggregate subscription amount set forth on the signature page hereto. The form of Warrant is as annexed to the Memorandum. Upon acceptance of this

Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a share certificate and a warrant certificate evidencing the applicable number of Shares and Warrants subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

         (b) Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the "PURCHASE PRICE") set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer or check, subject to collection, to the order of "American Stock Transfer & Trust Company - IR BioSciences Holdings, Inc. Escrow Account."

         (c) Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $1,700,000 of Units, which offering is being made on a "best efforts" basis for a minimum of 120 Units (the "MINIMUM OFFERING") and a maximum of 170 Units (the "MAXIMUM OFFERING"). Subscriber understands that payments hereunder as to the Minimum Offering will be held in an escrow account established by the Company, and released to the Company if the Minimum Offering is reached within the Offering Period (as described in the Memorandum) or any extended period. If the Minimum Offering is not obtained within the Offering Period or any extended period, the funds held therein will be returned to the investors without interest or deduction.

2. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. Subscriber represents and warrants to the Company and Placement Agent as follows:

         (a) Subscriber is an "accredited investor" as defined by Rule 501 under the Securities Act of 1933, as amended (the "Act"), and Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect Subscriber's own interests.

         (b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Shares and Warrant Shares (see Section 5 below).

         (c) Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

         (d) Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

         (e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management or any person acting on its behalf. Subscriber has received and reviewed the Memorandum, and all the information, both written and oral, that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company's publicly available documents, including but not limited to, those attached to the Memorandum, and (ii) all information, both written and oral, that it desires with respect to the Company's business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber's own knowledge and understanding of the Company and its business based upon Subscriber's own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

         (f) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

         (g) Subscriber has carefully considered and has discussed with the Subscriber's professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber's particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

         (h) This Subscription Agreement and the Confidential Purchase Questionnaire accompanying this Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

         (i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber's properties before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

         (j) The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber's articles of incorporation or bylaws, if applicable, or any of Subscriber's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

         (k) Subscriber acknowledges that the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

         (l) Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the "Risk Factors" section of the Memorandum.

         (m) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

         (n) Subscriber is aware that the Securities are and will be, when issued, "restricted securities" as that term is defined in Rule 144 of the general rules and regulations under the Act.

         (o) Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

             "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN
             EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

         (p) In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.

         (q) Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company's intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

         (r) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

         (s) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

         (t) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber's own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

         (u) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber's funds). This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company. In the event that the subscription is rejected, then Subscriber's subscription funds will be returned without interest thereon or deduction therefrom.

         (v) Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the Memorandum and this Subscription Agreement.

         (w) Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

         (x) Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

         (y) No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

         (z) Subscriber represents and warrants, to the best of its knowledge, that other than the Placement Agent, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

         (aa) Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and the Placement Agent, (ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company or any other relevant company for so long as such recipient has been in possession of the material non-public information contained in the Memorandum.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Subscriber as follows:

         (a) The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

         (b) The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

         (c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (d) In addition to the foregoing, Subscriber shall be entitled to rely on all of the representations and warranties made by the Company to the Placement

Agent in that certain Placement Agency Agreement, as the same may be amended, entered into between the Placement Agent and the Company in connection with the Offering as if such representations and warranties were made directly to the Subscriber.

4.  INDEMNIFICATION.  Subscriber  agrees  to  indemnify  and hold  harmless  the
Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting on behalf of the Company or Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5. REGISTRATION RIGHTS; ANTI-DILUTION RIGHTS. In consideration of the investment in the Company described in this Agreement and the Memorandum, the Company hereby grants to the Subscriber the registration rights and anti-dilution rights set forth on ANNEX A and ANNEX B, respectively, attached hereto.

6. MISCELLANEOUS.

         (a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber's interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

         (b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors, and permitted assigns.

         (c) Subscriber has read and has accurately completed this entire Subscription Agreement.

         (d) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

         (f) Subscriber acknowledges that it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

         (g) Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

                  If to the Company, at:

                  IR BioSciences Holdings, Inc.
                  4021 N. 75th Street, Suite 201
                  Scottsdale, Arizona 85251
                  Attn: Andrew Goldrich
                  Tel: (480) 922-3926; Fax: (480) 222-3295

                  If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to each of the following:

                  Joseph Stevens & Company, Inc.
                  59 Maiden Lane, 32nd Floor
                  New York, NY 10038
                  Attn:  Joseph Sorbara
                  Tel: (212) 361-3020, Fax: (212) 361-3333

                  and

                  Ellenoff Grossman & Schole LLP
                  370 Lexington Avenue, 19th Floor
                  New York, NY 10017-6503
                  Attn: Stuart Neuhauser, Esq.
                  Tel: (212) 370-1300;  Fax: (212) 370-7889

         (h) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (i) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

         (j) Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party's address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

         (k) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

         (l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

         (m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

         (n) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                            [Signature Pages Follow]

SIGNATURE PAGE FOR INDIVIDUALS:

         IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
 -------------------------------------      -------------------------------
 Purchase Price                             Number of Units

--------------------------------------
Print or Type Name

--------------------------------------
Signature

--------------------------------------
Date

--------------------------------------
Social Security Number (if applicable)

------------------------------------------------------------------------------
Address

Please check if applicable and include co-owner's information below (name, address, social security number):

                  Joint Tenancy                       Tenants in Common
        ----------                            -------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

PARTNERSHIPS, CORPORATIONS OR OTHER ENTITIES:

         IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
 -----------------------------------      -----------------------------
 Purchase Price                           Number of Units

------------------------------------
Print or Type Name of Entity

--------------------------------------------------------------------------------
Address

------------------------------------        ------------------------------------
Taxpayer I.D. No. (if applicable)           Date

------------------------------------        ------------------------------------
Signature                                   Print or Type Name and Indicate
                                            Title or Position with Entity

         IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

                                               IR BIOSCIENCES HOLDINGS, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Date:            ,  2004
     ------------

                    SCHEDULE OF INVESTORS FOR SECOND CLOSING


                                 Common
Name of Investor                 Shares        Warrants
----------------------------     -------       --------
Richard Ackner                    80,000        40,000
----------------------------     -------       -------
Jason J Aiello &
Rachel Aiello JT WROS             80,000        40,000
----------------------------     -------       -------
Richard B Aronson                 80,000        40,000
----------------------------     -------       -------
Richard E Beattie                160,000        80,000
----------------------------     -------       -------
John J Bender                     80,000        40,000
----------------------------     -------       -------
Lester B Boelter                 600,000       300,000
----------------------------     -------       -------
Elliot Braun                     200,000       100,000
----------------------------     -------       -------
Robert Burkhardt                 160,000        80,000
----------------------------     -------       -------
William Crowell &
Patricia Crowell JT WROS          80,000        40,000
----------------------------     -------       -------
Edward Duffy                      80,000        40,000
----------------------------     -------       -------
Franz Family Trust
D/T/D 8/16/02
David Franz & Nicole Franz
TTEES                             80,000        40,000
----------------------------     -------       -------
Bernie Gallas                    120,000        60,000
----------------------------     -------       -------
William M Goldstein              100,000        50,000
----------------------------     -------       -------
Mark Hellner                     320,000       160,000
----------------------------     -------       -------
Michael Hennessy                  80,000        40,000
----------------------------     -------       -------

                                 Common
Name of Investor                 Shares        Warrants
----------------------------     -------       --------
Joel Katz                        200,000       100,000
----------------------------     -------       -------
Michael Kramm &
Doris Kramm JT WROS               80,000        40,000
----------------------------     -------       -------
Indy S Kullar                    120,000        60,000
----------------------------     -------       -------
David Bruce Laughton              80,000        40,000
----------------------------     -------       -------
Myron A Leon                      80,000        40,000
----------------------------     -------       -------
Dwight E Long                    240,000       120,000
----------------------------     -------       -------
George F McCabe Jr
Family Trust
DTD 2/11/98
George F McCabe TTEE             200,000       100,000
----------------------------     -------       -------
James L McCormack
3355 Fruitvale RD
Lincoln, CA 95648                 80,000        40,000
----------------------------     -------       -------
John Kevin McCrary                80,000        40,000
----------------------------     -------       -------
E Scott Millbury                  80,000        40,000
----------------------------     -------       -------
John Richard Miller              400,000       200,000
----------------------------     -------       -------
Sanford J Miller &
Babette D Miller JT WROS         200,000       100,000
----------------------------     -------       -------
Enrico Monaco                    120,000        60,000
----------------------------     -------       -------

                                 Common
Name of Investor                 Shares        Warrants
----------------------------     -------       --------
James Mulryan &
Maureen Mulryan JT WROS           80,000        40,000
----------------------------     -------       -------
Allen Notowitz                    80,000        40,000
----------------------------     -------       -------
Paul B Poulsen &
Kathleen J Poulsen JT WROS       160,000        80,000
----------------------------     -------       -------
Progressive Ins Services,
Inc Money Purchase
Pension Plan
Russell E Davis TTEE              80,000        40,000
----------------------------     -------       -------
Palangat Radhakrishnan &
Devika Radhakrishnan JT WROS     200,000       100,000
----------------------------     -------       -------
Frank Restivo                     80,000        40,000
----------------------------     -------       -------
Delaware Charter Guarantee &
Trust Co.
FBO Stanley Riggins IRA           80,000        40,000
----------------------------     -------       -------
Paul Sallwasser &
Teri Sallwasser JT WROS          160,000        80,000
----------------------------     -------       -------
Barry Saxe                       320,000       160,000
----------------------------     -------       -------
Ronald S Sheldon Self
Directed Profit Sharing
Plan & Trust
Ronald S Sheldon TTEE            160,000        80,000
----------------------------     -------       -------

                                 Common
Name of Investor                 Shares        Warrants
----------------------------     -------       --------
Delaware Charter Guarantee &
Trust Co FBO Stanley Sides
IRA                              160,000        80,000
----------------------------     -------       -------
Claire Spooner                    80,000        40,000
----------------------------     -------       -------
Henry Steinberg                   80,000        40,000
----------------------------     -------       -------
Daniel C Strum                   160,000        80,000
----------------------------     -------       -------
Frank Sylva                       80,000        40,000
----------------------------     -------       -------
Michael Van Petten                80,000        40,000
----------------------------     -------       -------
John Wechsler                    100,000        50,000
----------------------------     -------       -------